UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  December 24, 2008
(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31390 (Commission file number)	06-1195422 (IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices, including zip code)

(763) 551-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 24, 2008, Christopher & Banks Corporation (the “Company”) closed the last of its remaining Acorn stores, thus essentially completing the disposition and abandonment of assets related to the closure of its Acorn division business.

On July 31, 2008, the Company announced its decision to exit its Acorn business when management concluded, after a comprehensive review and evaluation, that the concept had not demonstrated the potential to deliver an acceptable long-term return on the Company’s investment.  On July 30, 2008, the Company’s Board of Directors authorized a plan to close all of the Company’s 36 Acorn stores by December 31, 2008, allowing the Company to focus its resources on its two core brands, Christopher & Banks and C.J. Banks.  The Company closed 29 of its 36 Acorn stores during its third fiscal quarter ended November 29, 2008 and closed its seven remaining Acorn stores on December 24, 2008.

Item 9.01  Financial Statements and Exhibits.

(b)  Pro forma financial information.

The Company completed the exit of its Acorn division business by closing its seven remaining Acorn stores on December 24, 2008.  The following unaudited pro forma financial statements reflect the exit of the Company’s Acorn division business which will be presented as a discontinued operation in the Company’s consolidated financial statements in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”).

The unaudited condensed pro forma balance sheet assumes the Company exited its Acorn business on August 30, 2008.  The consolidated, Acorn adjustment and pro forma information is based upon the historical balance sheet data of the Company and Acorn as of that date.

The unaudited condensed pro forma statement of operations reflects the exit of the Acorn business as of February 27, 2005.  The consolidated, Acorn adjustment and pro forma information is based upon the historical operating statement data for the Company and for Acorn for the fiscal years ended March 1, 2008, March 3, 2007 and February 25, 2006, and for the six month periods ended August 30, 2008 and September 1, 2007.

No significant estimates or assumptions were utilized in determining the historical balance sheet and operating statement data.  These unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company.

CHRISTOPHER & BANKS CORPORATION

UNAUDITED CONDENSED PRO FORMA BALANCE SHEET

AUGUST 30, 2008

(in thousands)

	Consolidated	Acorn Adjustment	Pro Forma
ASSETS

Current assets:
Cash and cash equivalents	$84,037	$(9)	$84,028
Accounts receivable	4,311	—	4,311
Merchandise inventories	51,531	(1,630)	49,901
Prepaid expenses	12,176	—	12,176
Other current assets	6,222	—	6,222
Total current assets	158,277	(1,639)	156,638

Property, equipment and improvements, net	131,771	—	131,771
Long-term investments	18,536	—	18,536
Other assets	6,681	—	6,681

Total assets	$315,265	$(1,639)	$313,626

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$11,290	—	$11,290
Accrued salaries, wages and related expenses	9,192	—	9,192
Other accrued liabilities	27,357	—	27,357

Total current liabilities	47,839	—	47,839

Non-current liabilities:
Deferred lease incentives	24,191	(1,499)	22,692
Deferred rent obligations	10,880	(477)	10,403
Other	4,450	—	4,450

Total non-current liabilities	39,521	(1,976)	37,545

Commitments	—	—	—

Stockholders’ equity:
Preferred stock – $0.01 par value	—	—	—
Common stock – $0.01 par value	453	—	453
Additional paid-in capital	111,511	337	111,848
Retained earnings	229,814	—	229,814
Common stock held in treasury	(112,859)	—	(112,859)
Accumulated other comprehensive income (loss)	(1,014)	—	(1,014)

Total stockholders’ equity	227,905	337	228,242

Total liabilities and stockholders’ equity	$315,265	$(1,639)	$313,626

The accompanying notes are an integral part of these pro forma statements.

CHRISTOPHER & BANKS CORPORATION

UNAUDITED CONDENSED PRO FORMA STATEMENT OF OPERATIONS

(in thousands, except per share data)

	Six Months Ended August 30, 2008
	Consolidated	Acorn Adjustment	Proforma

Net sales	$291,279	$7,433	$283,846

Costs and expenses:
Merchandise, buying and occupancy, exclusive of depreciation and amortization	171,927	6,478	165,449
Selling, general and administrative	86,227	2,421	83,806
Depreciation and amortization	14,425	100	14,325
Impairment of store assets	—	1,221	(1,221)

Total costs and expenses	272,579	10,220	262,359

Operating income (loss)	18,700	(2,787)	21,487

Interest income	1,413	—	1,413

Income (loss) before income taxes	20,113	(2,787)	22,900

Income tax provision	8,005	5,967	2,038

Net income (loss)	$12,108	$(8,754)	$20,862

Basic earnings (loss) per common share:

Net income (loss)	$0.35	$(0.25)	$0.60

Basic shares outstanding	35,086	35,086	35,086

Diluted earnings (loss) per common share:

Net income (loss)	$0.34	$(0.25)	$0.59

Diluted shares outstanding	35,112	35,112	35,112

Dividends per share	$0.12	$—	$0.12

The accompanying notes are an integral part of these pro forma statements.

CHRISTOPHER & BANKS CORPORATION

UNAUDITED CONDENSED PRO FORMA STATEMENT OF OPERATIONS

(in thousands, except per share data)

	Six Months Ended September 1, 2007
	Consolidated	Acorn Adjustment	Proforma

Net sales	$290,499	$7,119	$283,380

Costs and expenses:
Merchandise, buying and occupancy, exclusive of depreciation and amortization	177,511	5,862	171,649
Selling, general and administrative	79,706	2,425	77,281
Depreciation and amortization	10,805	534	10,271

Total costs and expenses	268,022	8,821	259,201

Operating income (loss)	22,477	(1,702)	24,179

Interest income	2,219	—	2,219

Income (loss) before income taxes	24,696	(1,702)	26,398

Income tax provision	9,631	(83)	9,714

Net income (loss)	$15,065	$(1,619)	$16,684

Basic earnings (loss) per common share:

Net income (loss)	$0.42	$(0.04)	$0.46

Basic shares outstanding	35,900	35,900	35,900

Diluted earnings (loss) per common share:

Net income (loss)	$0.42	$(0.04)	$0.46

Diluted shares outstanding	36,010	36,010	36,010

Dividends per share	$0.12	$—	$0.12

The accompanying notes are an integral part of these pro forma statements.

CHRISTOPHER & BANKS CORPORATION

UNAUDITED CONDENSED PRO FORMA STATEMENT OF OPERATIONS

(in thousands, except per share data)

	Year Ended March 1, 2008
		Acorn
	Consolidated	Adjustment	Proforma

Net sales	$575,781	$14,869	$560,912

Costs and expenses:
Merchandise, buying and occupancy, exclusive of depreciation and amortization	354,468	12,541	341,927
Selling, general and administrative	166,362	5,182	161,180
Depreciation and amortization	22,603	840	21,763
Impairment of store assets	6,925	6,513	412
Impairment of goodwill	3,587	3,587	—

Total costs and expenses	553,945	28,663	525,282

Operating income (loss)	21,836	(13,794)	35,630

Interest income	4,662	—	4,662

Income (loss) before income taxes	26,498	(13,794)	40,292

Income tax provision	9,480	(5,348)	14,828

Net income (loss)	$17,018	$(8,446)	$25,464

Basic earnings (loss) per common share:

Net income (loss)	$0.48	$(0.24)	$0.72

Basic shares outstanding	35,772	35,772	35,772

Diluted earnings (loss) per common share:

Net income (loss)	$0.47	$(0.24)	$0.71

Diluted shares outstanding	35,852	35,852	35,852

Dividends per share	$0.24	$—	$0.24

The accompanying notes are an integral part of these pro forma statements.

CHRISTOPHER & BANKS CORPORATION

UNAUDITED CONDENSED PRO FORMA STATEMENT OF OPERATIONS

(in thousands, except per share data)

	Year Ended March 3, 2007
		Acorn
	Consolidated	Adjustment	Proforma

Net sales	$547,317	$14,161	$533,156

Costs and expenses:
Merchandise, buying and occupancy, exclusive of depreciation and amortization	330,473	11,503	318,970
Selling, general and administrative	145,229	4,533	140,696
Depreciation and amortization	20,606	990	19,616
Impairment of store assets	1,081	751	330

Total costs and expenses	497,389	17,777	479,612

Operating income (loss)	49,928	(3,616)	53,544

Interest income	5,115	—	5,115

Income (loss) before income taxes	55,043	(3,616)	58,659

Income tax provision	21,357	(1,345)	22,702

Net income (loss)	$33,686	$(2,271)	$35,957

Basic earnings (loss) per common share:

Net income (loss)	$0.90	$(0.07)	$0.97

Basic shares outstanding	37,307	37,307	37,307

Diluted earnings (loss) per common share:

Net income (loss)	$0.89	$(0.06)	$0.95

Diluted shares outstanding	37,761	37,761	37,761

Dividends per share	$0.20	$—	$0.20

The accompanying notes are an integral part of these pro forma statements.

CHRISTOPHER & BANKS CORPORATION

UNAUDITED CONDENSED PRO FORMA STATEMENT OF OPERATIONS

(in thousands, except per share data)

	Year Ended February 25, 2006
		Acorn
	Consolidated	Adjustment	Proforma

Net sales	$490,508	$11,441	$479,067

Costs and expenses:
Merchandise, buying and occupancy, exclusive of depreciation and amortization	292,072	9,646	282,426
Selling, general and administrative	131,717	5,542	126,175
Depreciation and amortization	18,847	586	18,261
Impairment of store assets	238	227	11

Total costs and expenses	442,874	16,001	426,873

Operating income (loss)	47,634	(4,560)	52,194

Interest income	2,092	—	2,092

Income (loss) before income taxes	49,726	(4,560)	54,286

Income tax provision	19,313	(1,607)	20,920

Net income (loss)	$30,413	$(2,953)	$33,366

Basic earnings (loss) per common share:

Net income (loss)	$0.85	$(0.08)	$0.93

Basic shares outstanding	35,907	35,907	35,907

Diluted earnings (loss) per common share:

Net income (loss)	$0.84	$(0.08)	$0.92

Diluted shares outstanding	36,220	36,220	36,220

Dividends per share	$0.16	$—	$0.16

The accompanying notes are an integral part of these pro forma statements.

CHRISTOPHER & BANKS CORPORATION

NOTES TO UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS

NOTE 1:  ACCOUNTING FOR EXIT

On December 24, 2008, Christopher & Banks Corporation (the “Company”) closed the last of its remaining Acorn stores, thus essentially completing the disposition of assets related to the closure of its Acorn division business.

On July 31, 2008, the Company announced its decision to exit its Acorn business when management concluded, after a comprehensive review and evaluation, that the concept had not demonstrated the potential to deliver an acceptable long-term return on the Company’s investment.  On July 30, 2008, the Company’s Board of Directors authorized a plan to close all of the Company’s 36 Acorn stores by December 31, 2008, allowing the Company to focus its resources on its two core brands, Christopher & Banks and C.J. Banks.  The Company closed 29 of its 36 Acorn stores during its third fiscal quarter ended November 29, 2008 and closed its seven remaining Acorn stores on December 24, 2008.

The exit of the Company’s Acorn division business will be accounted for as a discontinued operation in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”).  The unaudited pro forma financial information reflects Acorn as a discontinued operation and, accordingly, Acorn’s net assets and results of operations are excluded from the continuing operations of the Company.

NOTE 2:  PRO FORMA PRESENTATION

The unaudited condensed pro forma balance sheet assumes the Company exited its Acorn business on August 30, 2008.  The consolidated, Acorn adjustment and pro forma information is based upon the historical balance sheet data of the Company and Acorn as of that date.

The unaudited condensed pro forma statement of operations reflects the exit of the Acorn business as of February 27, 2005.  The consolidated, Acorn adjustment and pro forma information is based upon the historical operating statement data for the Company and for Acorn for the fiscal years ended March 1, 2008, March 3, 2007 and February 25, 2006, and for the six month periods ended August 30, 2008 and September 1, 2007.

No significant estimates or assumptions were utilized in determining the historical balance sheet and operating statement data.  These unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company.

NOTE 3:  ASSET IMPAIRMENT

In addition to losses from store operations, the Acorn operating loss for the six months ended August 30, 2008 included approximately $1.2 million of impairment charges related to store-level assets and $69,000 of impairment charges related to intangible assets.  No impairment charges were included in the Acorn operating loss for the six months ended September 1, 2007.

The Acorn operating loss for the fiscal year ended March 1, 2008 included approximately $6.1 million of impairment charges related to store-level assets, $3.6 million of charges related to goodwill impairment and $401,000 of impairment charges related to intangible assets.  In addition to losses from store operations, the Acorn operating loss for the fiscal years ended March 3, 2007 and February 25, 2006 included $751,000 and $227,000 of impairment charges related to store-level assets, respectively.

NOTE 4:  INCOME TAXES

Income taxes have been allocated to continuing and discontinued operations based on the methodology required by Financial Accounting Interpretation Number 18 (“FIN 18”).  As required by this authoritative guidance, income taxes for annual periods are computed with and without the impact of results from discontinued operations and the difference in taxes between these computations is allocated to discontinued operations.

For interim periods, income taxes are allocated to continuing operations based on the effective tax rate on income from continuing operations for the year.  The difference between income taxes allocated to continuing operations in interim periods and total income taxes prior to operations qualifying for discontinued operations presentation are allocated to discontinued operations.

Income taxes allocated to the loss from discontinued operations for the six month interim period ended August 30, 2008, result from the fact that the estimated effective tax rate on continuing operations for fiscal 2009 is 8.9%, while the effective tax rate for all operations (combined results for continuing and discontinued operations) per the Company’s previously filed Form 10-Q for the six month period ended August 30, 2008 was estimated to be 39.8%.  The difference in taxes between those allocable to continuing operations and total taxes previously estimated for all operations are allocated to discontinued operations.  Actual tax rates for fiscal 2009 could differ significantly from estimated rates based on results of operations for the balance of fiscal 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date:	December 31, 2008	By:	/s/ Michael J. Lyftogt
Michael J. Lyftogt Vice President – Finance, and Interim Chief Financial Officer